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                           JPMORGAN U.S. EQUITY FUNDS

                           JPMORGAN DIVERSIFIED FUND

                               ALL SHARE CLASSES

                      SUPPLEMENT DATED SEPTEMBER 20, 2002
                     TO THE PROSPECTUSES DATED MAY 1, 2002

    The fifth paragraph under the heading The Fund's Main Investment Strategy is hereby replaced by the following:

    At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if they are unrated, are deemed by the adviser to be of comparable quality (junk bonds).

                                                                   SUP-DIVPR-902